Quarterly Update FY 2007 Second Quarter April 20, 2007 Johnson Controls, Inc. ("the Company") has made forward-looking statements in this document pertaining to its financial results for fiscal 2007 that are based on preliminary data and are subject to risks and uncertainties. All statements other than statements of historical fact are statements that are or could be deemed forward-looking statements. For those statements, the Company cautions that numerous important factors, such as automotive vehicle production levels and schedules, the ability to mitigate the impact of higher raw material and energy costs, the strength of the U.S. or other economies, foreign currency exchange rates, cancellation of commercial contracts, labor interruptions, the ability to realize acquisition related integration benefits, and the ability to execute on restructuring actions according to anticipated timelines and costs, as well as those factors discussed in the Company's most recent Form 10-K filing (dated December 5, 2006) could affect the Company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company. Exhibit 99.2

Welcome Denise Zutz - Vice President, Strategy, Investor Relations and Communication Overview John Barth - Chairman and CEO Q2 Business Results Denise Zutz Financial Review Bruce McDonald - Executive Vice President and CFO Q&A (conclude at noon Eastern time) Agenda

Second Quarter 2007: Record Results 5 Delivering on expectations Sales up 4% to record $8.5 billion Higher building efficiency systems, services and global workplace solutions revenues worldwide Increase in power solutions revenues Lower automotive experience sales Segment income up 24% to $351 million 149% increase for building efficiency Double-digit increase for power solutions Automotive experience margin expansion in Europe and Asia; North American business improves to break-even from Q1 loss Income from continuing operations up 62% to a record $262 million $1.31 per diluted share vs. $0.83 in 2006 (GAAP) Excluding non-recurring tax items, $1.12 per diluted share (up 37% vs. $0.82 in Q2 2006) Thanks to our employees around the world!

Second Quarter 2007 7 News and highlights Power solutions Received third order for lithium-ion hybrid batteries Capacity expansion initiatives on track Building efficiency Pace of "cross-sell" wins accelerating Year-to-date: $200 million Increase in worldwide chiller unit shipments Strong operating performance globally Automotive experience Backlog increasing: new business in North America, Europe, Asia Winning business from distressed suppliers Strong initial consumer demand for GM Lambda (Outlook, Acadia) Seats, overheads, instrument cluster, door systems, electronics, cargo Growth in China; continuing focus on "independent" OEs Chery #1 in sales in March 2007 Leadership Recognition Fortune magazine #1 "Most Admired" company in auto supplier division #67 on 2007 Fortune 500 (vs. #75) CORENET (UK) "Innovation in Real Estate" award "Diversity Leadership Award" from Diversity Best Practices and Business Women's Network Toyota "Excellent Quality/Delivery Awards" Institutional Investor magazine "Most Shareholder Friendly" auto/auto parts company

Continuing Profitable Growth Success factors.... Deliver new value to our customers -Smart environments: improved comfort, safety and sustainability -Cross-selling of expanded building efficiency offering -Increasing minority business spending to $1.5B, up 50% in 2007 Increase globalization -Expanding leadership in emerging markets: China, Latin America, Middle East, Eastern Europe -New opportunities in Russia Introduce new and enhanced technology applications -Expanded Metasys wireless capabilities in 2007 -Sold first automotive heads-up display -Expanded customer base for instrument clusters Improve quality and productivity -Six Sigma, Best Business Practices -More than $1 billion in savings opportunities identified 2007 Outlook Improve our cost structure -Automotive and power manufacturing consolidation and move to low-cost countries -Refining building efficiency manufacturing footprint -Extended branch redesign initiatives to Europe 5 Consistent Performance 61st year of sales increases 17th year of earnings increases 32nd year of dividend increases

Q2 2007 Building Efficiency Non-residential industry U.S. new construction spending +13% Strength in government, office sectors Tier 2 capacity constraints Copper prices higher Residential industry Substantial decline Fewer new construction starts Q2 2006 units inflated by SEER 13 changeover 2007 2006 Sales $3.0B $2.5B +19% North America and Europe systems and services up double digits Strong performance in construction and retrofit Significant increase in global workplace solutions Seg. Income $137M $55M +149% Strong volume and operational efficiencies European profitability improvements Residential flat on lower sales No one-time acquisition-related costs in 2007 quarter (excluding 2006 acquisition costs, segment income up 78%) JCI Outlook Commercial backlog $3.9B, +18% (at March 31, 2007) Commercial orders strong. Increases in all regions for construction and retrofit. 6

Q2 2007 Power Solutions 2007 2006 Sales $988M $874M +13% Higher lead cost pass-through Overall unit sales slightly lower North America up slightly, Europe down Seg. Income $93M $77M +21% Continuing to reduce costs through best business practices, Six Sigma Transfer of Delphi production to Johnson Controls facilities Improved European product mix Lead a negative, but hedges reduce earnings volatility Johnson Controls North America OE units lower due to decrease in vehicle production levels High single-digit percentage increase in North America aftermarket unit shipments Weaker aftermarket demand in Europe Lead prices reach historic high levels LME average up 45% year-over-year Seasonality: March quarter is lowest production of the year Sustained progress on hybrid battery technology and commercialization 7

Q2 2007
Automotive Experience

JOHNSON CONTROLS

Industry

- **Vehicle production**
  - North America down 8%
    - Detroit 3 down 12%; Asian +3%
  - Europe flat (+/-)
- **Commodities stable at high levels**
- **Johnson Controls production outlook** *(fiscal year)*
  - North America 15.0 million
  - Europe 20 - 21 million

	2007	2006	
Sales	**$4.5B**	**$4.8B**	**- 5%**

- North America: down 14%
  - Lower volume: Grand Cherokee/Commander, F-Series, 300/Magnum, Cadillac DTS
  - Discontinued / exited programs: TrailBlazer/Envoy, GM Minivan, Sebring, Grand Prix
- Europe: up 3%
  - Increases: Fiat, Kia, Volvo
  - Won new business with BMW, Ford, Peugeot, VW
- Asia/Pacific: down 6%
  - Japan decline primarily due to Nissan volumes
- China (non-consolidated) sales up double-digits

Seg. Income	**$121M**	**$152M**	**- 20%**

- North America sequential improvement from Q1 loss to break-even performance
  - Improved operational efficiencies, lower launch costs, higher purchasing savings
- Europe, Asia: margin increase due to operational improvements
- China earnings up significantly

8

(in millions) Q2 2007 Financial Highlights FX impact: Euro at $1.31 vs $1.20 Double-digit sales growth from building efficiency (+19%) and power solutions (+13%) partially offset by 5% reduction in automotive experience SG&A increase: investments in growth initiatives at building efficiency offset reductions in automotive experience Slight decrease in earnings from equity basis affiliates: Automotive China increase offset by higher investments in hybrid battery joint venture Segment margin expands by 60 basis points: strong increases at majority of businesses

(in millions, except per share data) Q2 2007 Financial Highlights Net financing charges - Benefit of de-leveraging partially offset by impact of higher short-term rates Provision for income taxes - Current quarter benefits from reduction in base effective rate to 21% from 23% and non-recurring items ($0.19/share impact - see next page for reconciliation) Earnings per share - Excluding non-recurring tax credits, EPS from continuing operations increases from $0.82 to $1.12 (+37%)

Income Tax Changes Fiscal 2007 Effective Tax Rate Reduction Revised base effective rate to 21.0% for fiscal 2007 from 23.0% Tax planning initiatives Includes $5 million ($0.02 / share) reduction for Q1 Non-recurring items $37 million in aggregate ($0.19 / share) in Q2 $1 million ($0.01 / share) net benefit in Q2 2006 Base effective income tax rate of 21% for fiscal 2007 equal to 2006's base rate Estimated base effective income tax rate for fiscal 2008: 22% - 23% Estimated base effective income tax rate for fiscal 2008: 22% - 23% Estimated base effective income tax rate for fiscal 2008: 22% - 23% Estimated base effective income tax rate for fiscal 2008: 22% - 23% Estimated base effective income tax rate for fiscal 2008: 22% - 23%

$270 million debt reduction in the quarter Sale of discontinued operations (Bristol Compressors) fully completed in Q2 Forecasting a decline to approximately 30% by fiscal year-end Q2 2007 Balance Sheet / Cash Flow Highlights Total Debt to Total Capitalization Working capital inflow of $46M in the quarter Debt/capitalization of 37% Capital spending of $211M 1.1 to 1 reinvestment ratio Slightly below full-year guidance and consistent with prior year Target Range 0% 10% 20% 30% 40% 50% Q4:05 Q1:06 Q2:06 Q3:06 Q4:06 Q1:07 Q2:07 Targeting full year working capital neutral

2007 Outlook Q3: Earnings of approximately $1.95, up 15% Building efficiency Power solutions (+) Margin expansion (+) Cross-selling success (+) Exposure to high growth international markets Automotive experience (+) Continued benefit of operational improvements (+) Benefits of capacity investments (-) Lead cost increases (+) European/Asian operational performance (+) Quarterly sequential improvement in North America (+) New business wins from distressed suppliers (-) North America industry volumes 13

2007 Outlook Full Year: Increasing earnings guidance Full Year Earnings Update (+) Operational performance (+) Non-residential growth (+) Tax rate (-) Weaker North American automotive, residential HVAC (-) Higher lead costs Sales +7% to approximately $34.5 billion Prior guidance: sales +6% Earnings +19%-20% to $6.25 - $6.30 per diluted share from continuing operations (excluding $0.19 per share second quarter non-recurring tax benefit) Prior guidance: EPS +14% to approximately $6.00 / share Debt to total capitalization approximately 30% No change 14 Double-digit earnings growth for the fifth consecutive year